Certification of Chief Financial Officer
Pursuant to 15 U.S.C. Section 10A, as Adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

I, Enrico Digirolamo, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Covisint Corporation; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

July 25, 2017

By:    /s/ ENRICO DIGIROLAMO
Enrico Digirolamo
Chief Financial Officer